UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective February 1, 2016, Cynapsus Therapeutics Inc. (the “Company”) entered into a lease agreement (the “Lease”) with Richmond Walnut Business Centre Inc. (the “Landlord”), pursuant to which the Company leased the building municipally known as 828 Richmond Street West, in the City of Toronto, Province of Ontario, Canada (the “Property”), including 3,200 square feet on the 1st floor and 3,000 square feet on the lower level, for a combined total useable floor area of 6,200 square feet, together with the shared use of common areas and parking facilities. The Property is the Company’s principal executive office located at 828 Richmond Street West, Toronto, Ontario, Canada M6J 1C9. The Lease replaces all previous lease agreements with the Landlord and Images Life Media Inc., and provides for annual rent of Cdn$173,600, plus payment for certain other costs including Harmonized Sales Taxes, upkeep and repairs, and four parking spaces. The Lease term commenced February 1, 2016 and expires January 31, 2019. The Lease includes customary provisions providing for, without limitation, Landlord access to the Property, insurance obligations and indemnification of the Landlord in certain circumstances.

The foregoing summary of certain terms of the Lease is not complete and is qualified by reference to the full text of the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As discussed above under Item 1.01 of this Current Report on Form 8-K, concurrently with the entry into the Lease, the Company’s previous leases relating to the Property were terminated by the parties thereto, and replaced by the Lease, effective February 1, 2016, including (i) the lease dated May 1, 2008, and the lease extension agreement dated May 1, 2014, each by and between the Landlord and the Company, pursuant to which the Company previously leased the first floor of the Property for annual rent of Cdn$89,600, plus payment for certain other costs including, without limitation, certain taxes and parking spaces, and (ii) the lease agreement effective August 31, 2015, by and between Images Life Media Inc. and the Company, pursuant to which the Company previously leased the lower level of the Property for annual rent of Cdn$65,280, plus payment for certain other costs including, without limitation, certain taxes, upkeep and repairs, and parking spaces.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

The Lease provides for acceleration of certain payments thereunder (including the current month’s rent, together with the rent, and all amounts payable under the Lease, for the three months next ensuing) in certain circumstances, including, without limitation, upon certain events of insolvency of the Company.

The foregoing summary of certain terms of the Lease is not complete and is qualified by reference to the full text of the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Lease effective February 1, 2016, by and between Richmond Walnut Business Centre Inc. and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: February 3, 2016	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease effective February 1, 2016, by and between Richmond Walnut Business Centre Inc. and the Company